UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 25, 2005


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24363                   33-0102707
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)



               1682 Langley, Irvine, CA                            92606
       (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (310) 432-1958


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Interplay Entertainment Corp. (the "Company") has entered into an agreement on April 25, 2005 effective April 19, 2005 with Snowblind Studios, Inc. ("Snowblind") pursuant to which Snowblind receives an exclusive license to the "Dark Alliance" trademark under certain conditions for the purpose of making non Massively Multiplayer video games.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERPLAY ENTERTAINMENT CORP.



April 26, 2005                        /S/ HERVE CAEN
                                     -------------------------------------------
                                     Herve Caen
                                     Chief Executive Officer and
                                     Interim Chief Financial Officer


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